EXHIBIT 32.2

Exhibit under line (32) of Item 601 of Regulation S-K accompanying this Report on Form 10-Q pursuant to Securities and Exchange Commission Release No. 33-8238 et al. and not deemed filed herewith:

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of MQ Associates, Inc. (the “Company”) for the three months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John G. Haggerty, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based upon my knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN G. HAGGERTY
John G. Haggerty
Interim Chief Financial Officer
November 14, 2005